MMA Praxis Mutual Funds

                   Supplement dated September 26, 2005 to the
                          Prospectus dated May 1, 2005

Effective September 26, 2005, IFS Fund Distributors, Inc. will replace BISYS Fund Services as distributor to the MMA Praxis Mutual Funds. IFS Fund Distributors, Inc.'s address is 221 East Fourth Street, Suite 300, Cincinnati, Ohio 45202. All references in the Prospectus to BISYS Fund Services as distributor are replaced by IFS Fund Distributors, Inc.

Effective September 26, 2005, Integrated Fund Services, Inc. replaces BISYS Fund Services as administrator. Integrated Fund Services, Inc.'s address is 221 East Fourth Street, Suite 300, Cincinnati, OH 45202. All references in the Prospectus to BISYS Fund Services as administrator are replaced by Integrated Fund Services, Inc.

The Board of Directors approved the change in distributor and administrator at a board meeting held on July 21, 2005. Accordingly, the following changes to the Prospectus are effective September 26, 2005.

On pages 44, 47, 59 and the back cover, please replace the MMA Praxis Mutual Funds' address stated as 3435 Stelzer Road, Columbus, Ohio 43219 or P.O. Box 182446, Columbus, Ohio 43218-2446 with the following:

      MMA Praxis Mutual Funds
      P.O. Box 5356
      Cincinnati, Ohio 45201-5356

On page 43, under the heading "Purchasing and adding to your shares", the second paragraph is deleted and replaced with the following:

      "All purchases must be in U.S. dollars. No cash, money orders, traveler's checks, credit card checks, or counter checks will be accepted. Certain starter and third party checks may not be accepted for initial purchase. In addition, the Funds may refuse to accept certain other forms of payment at its discretion. If your check is returned for insufficient funds or uncollected funds you will be responsible for any resulting loss or fees incurred by the Funds or the Distributor in the transaction."

On page 45, the section "By overnight service" is deleted and replaced with the following:

      "By overnight service

      Please call (800) 9-PRAXIS for mailing instructions."

On page 45, under the heading "Electronic vs. wire transfer" the last sentence is deleted and replaced with the following:

      "When an electronic purchase is made through the ACH, it may be subject to a three day escrow hold."

On page 48, the section "By overnight service" is deleted and replaced with the following:

      "By overnight service

      Please call (800) 9-PRAXIS for mailing instructions.

      Note: A $10.00 overnight mail fee may be charged to your account."

On page 48, under the heading "Automatic Withdrawal Plan" these bulleted points are deleted:

      o Your account must have a value of $10,000 or more to start withdrawals.

      o If the value of your account falls below $500 due to your withdrawals, you may be asked to add sufficient funds to bring the account back to $500 within 60 days, or the Fund may close your account and mail the proceeds to you.

On page 49, the information under the section "Redemptions in writing required" is deleted and replaced with the following:

      "Redemptions in writing required

      You must request redemption in writing in the following situations:

      1. Redemptions from Individual Retirement Accounts ("IRAs"), 403(b) accounts and other retirement plans.

      2. Redemptions requiring a signature guarantee. The following circumstances require that your request to sell shares be made in writing accompanied by an original signature guarantee to help protect against fraud. We accept original signature guarantees from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations participating in a Medallion program. The three recognized medallion programs are Securities Transfer Agent Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP), and New York Stock Exchange, Inc. Medallion Signature Program (MSP). SIGNATURE GUARANTEES RECEIVED FROM INSTITUTIONS NOT PARTICIPATING IN THESE PROGRAMS WILL NOT BE ACCEPTED.

            o     Redemption over $50,000.

            o Your account registration or the requested payee instruction (including bank instructions) has changed within the last 30 days.

            o     The check is not being mailed to the address on your account.

            o The check is not being made payable to the owner of the account.

            o The redemption proceeds are being transferred to another Fund account with a different registration.

            o The redemption proceeds are being sent to new or different bank account instructions than what is on file.

      We may require additional documentation of authority when a corporation, partnership, trust, fiduciary, executor or administrator requests a redemption. Contact the Distributor for requirements."

On page 49, the information under the section "Redemptions within 10 days of shares purchased by check" is deleted and replaced with the following:

      "Redemptions within 15 days of shares purchased by check

      When you have made your investment by check, you cannot redeem any portion until the Transfer Agent is satisfied that the check has cleared (which may require up to 15 days). You can avoid this delay by purchasing shares with a bank wire. Certified checks are also subject to a 15-day escrow hold."

On page 51, the information under the section "Restriction and rejection of purchase or exchange orders" deleted and replaced with the following:

      "Restriction and rejection of purchase or exchange orders

      The Funds reserve the right to restrict or reject, for any reason, without any prior notice, any purchase or exchange order. The Funds reserve the right to delay, for up to one business day, the processing of exchange requests in the event that, in a Fund's judgment, such delay would be in the Fund's best interest, in which case, both the redemption and purchase will be processed at the conclusion of the delay period. The Funds' policy imposing redemption fees applies uniformly to all investors. However, some financial intermediaries, such as investment advisers, broker-dealers, transfer agents and third-party administrators, maintain omnibus accounts in which they aggregate orders of multiple investors and forward aggregated orders to the Funds. Because the Funds receive these orders on an aggregated basis, the Funds are limited in their ability to detect excessive trading or enforce their market timing policy with respect to those omnibus accounts and investors purchasing and redeeming Fund shares through those accounts."

On page 56, under the heading "Sales charge waivers" item number 3 is deleted and replaced with the following:

      "Sales charge waivers

      For accounts owned by Trustees of the Company, officers, directors, employees and retired employees of the Adviser and its affiliates, and spouses and children under the age of 21 of each of the foregoing;"

On page 59, under the heading "Notes on exchanges", the first paragraph is deleted.